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PRIME CASH FUND							ANNUAL REPORT
380 Madison Avenue						December 31, 1999
Suite 2300
New York, New York    10017


STATEMENT OF NET ASSETS
December 31, 1999

Cash and Net Assets - 100.0%                                       $1,001
Applicable to 1,001 shares outstanding (unlimited
	number of $.01 par value shares authorized)
Net Asset Value Per Share                                           $1.00

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999

	The Fund had no operations during the year.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                            	          	Year Ended December 31,
                                                       	1999                  1998

From Investment Activities:
Net investment income						$      --        	$   --
Dividends to shareholders
     ($ 0 and $ 0 per share, respectively)                   --             --
Change in net assets derived from investment activities      --             --


From Fund Share Transactions:
	                           SHARES
	                   Year Ended December 31,
                         1999              1998
Shares sold		        --    	        --              --       	     --
Shares redeemed           --                --              --               --
Change in shares and      --                --              --               --
   net assets derived from Fund share transactions
Net change in net assets  --                --              --               --

NET ASSETS:
Beginning of year		                                  1,001            1,001

End of year	                                    	$   1,001      	$  1,001

                  See accompanying notes to financial statements.
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                                   FINANCIAL HIGHLIGHTS


For a share outstanding throughout each year

                                   Year Ended December 31,
                   	   1999 *	 1998 *  	    1997 *	    1996	    1995
Net Asset Value,
  Beginning of Year	   $1.0000	$ 1.0000	 $ 1.0000	 $ 1.0000	$ 1.0000

Income from Investment Operations:
  Net investment income	     ---  	    ---    	     ---   	   0.0045     0.0552

Less Distributions:
  Dividends from net investment
    income	                 ---   	    ---    	     ---   	  (0.0045)  (0.0552)

Net Asset Value,
  End of Year              $1.0000 	 $ 1.0000	 $ 1.0000 	$ 1.0000    $1.0000

Total Return	           ---  	    ---  	     **    	      **	  5.66%
Ratios/Supplemental Data
  Net Assets, End of Year
   (in thousands)	          $  1	   $ 1	 $  1	      $ 1	      $30,009

Ratio of Expenses to
   Average Net Assets	     ---	    ---	   ---	     **	  0.45%

Ratio of Net Investment Income to
   Average Net Assets	     ---	    ---	    ---	     **       5.55%

   The expense and net investment income ratios without the effect of the
 Adviser's and Administator's voluntary waiver of fees and the Administrator's voluntary expense reimbursement were:


Ratio of Expenses to
   Average Net Assets	     --- 	    --- 	    ---	      **      0.72%

Ratio of Net Investment Income to
   Average Net Assets	    --- 	    --- 	    ---  	      **      5.28%

	*   The Fund had no operations during the year.
	** Results are not presented for 1996 inasmuch as the Fund was in operation for only one month.

NOTES TO FINANCIAL STATEMENTS

Note A - Prime Cash Fund (the "Fund") was organized on September 10, 1982 as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The Fund commenced operations on April 12, 1983 as a diversified, open-end investment company. The Fund ceased operations on February 1, 1996 inasmuch as all shares outstanding, except for 1,001 shares owned by Aquila Management Corporation, had been redeemed by shareholders. Although the Fund is not conducting a public offering of it shares,

Note B - Since inception, the Fund has qualified as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund made distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

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INDEPENDENT AUDITORS' REPORT



To the Board of Trustees and Shareholders of Prime Cash Fund:

	We have audited the accompanying statement of net assets of Prime Cash Fund, as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

	We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

	In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prime Cash Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


/s/  KPMG LLP
--------------

New York, New York
February 22, 2000


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